                                     EXHIBIT 10.7

       Order for ten of the Company's packaged homes, dated September 11, 1996, obtained by Innovative Homes, Inc.
                   from the Lakota Fund, in the amount of $571,400

THE  LAKOTA                              P.O. BOX 340, KYLE, S.D. - 605-455-2585
        FUND                                                     THE LAKOTA FUND


                                       September 11, 1996

Bill Osborn
Innovative Homes
1425 Paul Bunyan Drive NW
Bemidji, MN  56601

Dear Bill,

This letter is to notify you of the intent of the Lakota Fund to use Innovative Homes for the construction of ten homes in Wanblee, SD for the site known as Eagle New Homes. Of course the finalization of any commitment to move forward is contingent upon our receipt and acceptance of a bid for which total construction, contingency construction, hard construction requirements, foundations, profit, and overhead which does not exceed $57,180 per unit. This is also contingent upon guaranteed completion by December 31, 1996. I look forward to receiving plans including materials lists and costs from you soon.

As we discussed yesterday, I would be interested in having 5 gable and 5 hip roofs to break up the "look" of the site somewhat, providing costs do not exceed parameters outlined above. In addition, aside from the plans discussed above, could I receive a list of possible add-on options (i.e. bay window, combination windows, exterior trim items, etc.) which might be incorporated into these designs should we realize cost savings in other areas?

I have yet to further discuss crawl space wood or block option with David and will be getting back to you shortly on this matter.

If you need further information or have any questions, please feel free to give me a call.

                                                   Sincerely,



                                                   Dani Not Help Him
                                                   Executive director

                                    SHEET 1

INNOVATIVE HOMES, INC.       International Building Concepts    Client:   LAKOTA  FUND
1426 PAUL BUNYAN DRIVE NW    3040 4th Ave. S.                   Address:  P.O. Box 340
BEMIDJI, MN  56601           Minneapolis, MN  55408             CONTACT:  Dani Not Help Him
(218) 751-1868               612- 824-3762                      Phone:    605-455-2500
                                                                Fax:      602-455-2685

                             SWORN CONSTRUCTION STATEMENT

Date 9/17/96
Model-Crestwood (1152) w/o Patio Door

ITEMS                                 FURNISHED BY           COST EACH        QUANTITY       TOTAL COST
------                                -------------          ----------       ----------     ----------

1. Air Conditioning
2. Appliances-Dishwasher
3. Appliances-Disposal
4. Appliances-Hood and Fans
5. Appliances-Oven and Range                                $   500.00             10.00     $  5,000.00
6. Appliances-Refrigerator                                  $   500.00             10.00     $  5,000.00
7. Architectural Services
8. Blacktopping
9. Brickwork, Chimney, Fireplace
10.Building Permit
11.Cabinets, casing                                         $ 2,055.00             10.00     $ 20,550.00
12.Carpentry, Labor                                         $ 8,400.00             10.00     $ 84,000.00
13.Carpeting/floor covering                                 $ 2,500.00             10.00     $ 25,000.00
14.Clearing Building Site
15.Closing Costs
16.Concrete-Driveway
17.Concrete-Floors, Steps, Walks
18.Contractor's Fee                                         $ 4,000.00             10.00     $ 40,000.00
19.Counter, Vanity Tops
20.Discount Points
21.Drywall-Plastering
22.Drywall-taping                                           $ 2,000.00             10.00     $ 20,000.00
23.Electric Fixtures
24.Electric Wiring                                          $ 2,300.00             10.00     $ 23,000.00


ITEMS                                 FURNISHED BY           COST EACH        QUANTITY       TOTAL COST
------                                -------------          ----------       ----------     ----------

25.Excavating, Filling                                      $ 1,000.00             10.00     $ 10,000.00
26.Floor Finishing
27.Foundation-Blocks
28.Foundation-Concrete
29.Foundation-Waterproofing
30.Garage Door
31.Glass, Mirrors
32.Grading, Backfill                                        $ 1,500.00             10.00     $ 18,000.00
33.Hardware-Finish
34.Hardware-Rough
35.Heating                                                  $ 2,700.00             10.00     $ 27,000.00
36.Insulation                                               $ 1,816.00             10.00     $ 18,160.00
37.Laminated Units, Trusses
38.Landscaping
39.Lumber                                                   $17,000.00             10.00     $170,000.00
40.Doors & Windows                                          $ 3,229.00             10.00     $ 32,290.00
41.Ornamental Iron
42.Painting-Decorating
43.Painting-Exterior
44.Painting-Interior                                        $ 1,200.00             10.00     $ 12,000.00
45.Plumbing-Materials                                       $   700.00             10.00     $    700.00
46.Plumbing-Roughing In                                     $   700.00             10.00     $  7,000.00
47.Pre-Stressed Concrete Units
48.Roofing`                                                 $   840.00             10.00     $  8,400.00
49.Septic System
50.Sheet Metal  Gutterwork
51.Sheetrock
52.Sodding, Sod
53.Stonework, Stone
54.Structural Steel
55.Stucco
56.Survey
57.Tile-Ceramic and Plastic
58.Tile-Floor


ITEMS                                 FURNISHED BY           COST EACH        QUANTITY       TOTAL COST
------                                -------------          ----------       ----------     ----------

59.Tile-Linoleum
60.Water, Gas, Sewer Conn.                                  $ 1,200.00             10.00     $ 12,000.00
61.Well and Pump
62.Window Shades
63.Wood Flooring
64.Lot
65.Realtor Fees
66.Dumpster
67.Interim Financing
68.Vinyl Siding                                             $ 1,300.00             10.00     $ 13,000.00
69.Freight (shipping)                                       $   500.00             10.00     $  5,000.00
70.Bathroom Fixtures/Shower/Van                             $ 1,200.00             10.00     $ 12,000.00

TOTAL                                                       $57,140.00             10.00     $571,400.00


This is a lump sum contract for $571,400 for 10 complete 1152 sq. ft. Crestwoods on a crawl space.

Lakota Fund                      ________   Date:  ______

International Business Concepts  ________   Date:  9/1796

Innovative Homes                 ________   Date:  9/1796